UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  June 27, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2003


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              GSR MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                June 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        61,421,000.00   46,357,023.22    3,909,415.14      58,628.76    3,968,043.90     0.00      0.00       42,447,608.08
A2        54,935,000.00   54,935,000.00            0.00      89,391.45       89,391.45     0.00      0.00       54,935,000.00
A3       116,356,000.00  101,292,023.22    3,909,415.14     148,505.36    4,057,920.50     0.00      0.00       97,382,608.08
M1         4,501,000.00    4,501,000.00            0.00      14,213.16       14,213.16     0.00      0.00        4,501,000.00
B1         9,000,000.00    9,000,000.00            0.00      36,032.50       36,032.50     0.00      0.00        9,000,000.00
B2         3,857,000.00    3,857,000.00            0.00      18,082.90       18,082.90     0.00      0.00        3,857,000.00
B3         4,500,000.00    4,500,000.00            0.00      23,816.25       23,816.25     0.00      0.00        4,500,000.00
P                100.00          100.00            0.00      13,478.42       13,478.42     0.00      0.00              100.00
R                  0.00            0.00            0.00           0.00            0.00     0.00      0.00                0.00
TOTALS   254,570,100.00  224,442,146.44    7,818,830.28     402,148.80    8,220,979.08     0.00      0.00      216,623,316.16

X          2,584,857.93    2,571,417.99            0.00   1,303,364.46    1,303,364.46     0.00      0.00        2,571,417.99
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1  36228FLJ3       754.74224158     63.64948698     0.95453933       64.60402631     691.09275460        A1       1.570000 %
A2  36228FLK0     1,000.00000000      0.00000000     1.62722217        1.62722217   1,000.00000000        A2       2.020000 %
A3  36228FLL8       870.53545344     33.59874128     1.27630169       34.87504297     836.93671216        A3       1.820000 %
M1  36228FLM6     1,000.00000000      0.00000000     3.15777827        3.15777827   1,000.00000000        M1       3.920000 %
B1  36228FLN4     1,000.00000000      0.00000000     4.00361111        4.00361111   1,000.00000000        B1       4.970000 %
B2  36228FLP9     1,000.00000000      0.00000000     4.68833290        4.68833290   1,000.00000000        B2       5.820000 %
B3  36228FLQ7     1,000.00000000      0.00000000     5.29250000        5.29250000   1,000.00000000        B3       6.570000 %
P   36228FLU8     1,000.00000000      0.00000000 134784.2000000    134784.2000000   1,000.00000000        P        1.320000 %
X   36228FLR5       994.80051114      0.00000000   504.23059808      504.23059808     994.80051114        X        0.000000 %
-------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                      9,554,731.15

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                Accrued Certificate Interest                                            388,670.38
                                                Interest Shortfall Carryforward Amount                                        0.00
                                                Principal Distribution Amount                                         7,818,830.28

                          Total Class A Certificates
                                                Accrued Certificate Interest                                            296,525.57
                                                Interest Shortfall Carryforward Amount                                        0.00
                                                Basis Risk Carry Forward Amount                                               0.00
                                                Principal Distribution Amount                                         7,818,830.28

                          Total Class B Certificates
                                                Accrued Certificate Interest                                             77,931.65
                                                Interest Shortfall Carryforward Amount                                        0.00
                                                Basis Risk Carry Forward Amount                                               0.00
                                                Principal Distribution Amount                                                 0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                          1.32000 %

Sec. 7.08(a)(iv)          Fees
                                                Trustee Fee                                                                 625.00
                                                Certificate Insurer Premium                                              30,387.61
                                                Servicer Fee                                                             99,721.24

Sec. 7.08(a)(v)           Prepayments by Servicer
                                                Fairbanks                                                               521,016.23
                                                Wilshire                                                                698,523.93
                                                Greenpoint                                                                5,021.68

Sec. 7.08(a)(vi)          Insured Payments                                                                                    0.00

Sec. 7.08(a)(vii)         Realized Losses For Current Period                                                              1,879.88
                          Amount of Cumulative Realized Losses                                                           51,656.72

Sec. 7.08(a)(viii)        Trigger Events
                                                Trigger Event has occurred ?                                                    No
                                                Fairbanks Termination Trigger Event has occurred ?                              No
                                                Wilshire Termination Trigger Event has occurred ?                               No

Sec. 7.08(a)(ix)          Overcollateralization
                                                Required OC                                                           2,571,418.00
                                                OC Amount                                                             2,571,418.00

Sec. 7.08(a)(x)           Mortgage Loan Principal Payments                                                            7,816,950.39
                                                Scheduled Principal Payments                                            374,268.43
                                                Principal Prepayments                                                 7,444,417.18
                                                Curtailment Adjustment                                                      144.66
                                                Loan Purchase Price                                                           0.00
                                                Recoveries of Principal                                                       0.00
                                                Realized Loss                                                            -1,879.88
                                                Realized Gain                                                                 0.00
                                                Non-recovery Advance                                                          0.00

Sec. 7.08(a)(xiii)        Aggregate Pooling Balance as of the first day of the related Collection Period            227,013,564.43
                          Aggregate Pooling Balance as of the last day of the related Collection Period             219,194,734.16

Sec. 7.08(a)(xv)          Weighted average interest rate of the Mortgage Loans                                           9.64514 %

Sec. 7.08(a)(xvi)         Weighted average remaining term of the Mortgage Loans                                                258

Sec. 7.08(a)(xvii)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                Number of loans (preceding 1 month)                                            254
                                                Principal Balance of loans (preceding 1 month)                       21,795,067.79

                                                Number of loans (preceding 2 month)                                            259
                                                Principal Balance of loans (preceding 2 month)                       22,249,390.24

                                                Number of loans (preceding 3 months)                                           257
                                                Principal Balance of loans (preceding 3 months)                      21,504,137.00

Sec. 7.08(a)(xix)         Principal Balance of the largest Mortgage Loan outstanding                                    426,180.15

Sec. 7.08(a)(xx)          Number, Balance, and Percentage of Delinquent Loans
                                                Number of Loans are 30-59 days delinquent                                      181
                                                Balance of Loans are 30-59 days delinquent                           17,917,092.43
                                                Percentage of Loans are 30-59 days delinquent                               8.17 %

                                                Number of Loans are 60-89 days delinquent                                       35
                                                Balance of Loans are 60-89 days delinquent                            3,268,566.94
                                                Percentage of Loans are 60-89 days delinquent                               1.49 %

                                                Number of Loans are 90-119 days delinquent                                      15
                                                Balance of Loans are 90-119 days delinquent                           1,087,856.88
                                                Percentage of Loans are 90-119 days delinquent                              0.50 %

                                                Number of Loans are 120-149 days delinquent                                      2

                                                Balance of Loans are 120-149 days delinquent                            106,658.04
                                                Percentage of Loans are 120-149 days delinquent                             0.05 %

                                                Number of Loans are 150-179 days delinquent                                      3
                                                Balance of Loans are 150-179 days delinquent                            103,476.52
                                                Percentage of Loans are 150-179 days delinquent                             0.05 %

                                                Number of Loans are 180 or more days delinquent                                  2
                                                Balance of Loans are 180 or more days delinquent                        176,789.96
                                                Percentage of Loans are 180 or more days delinquent                         0.08 %


Sec. 7.08(a)(xxi)         Mortgage loans in Foreclosure
                                                Number of loans                                                                 97
                                                Principal Balance of loans                                            8,932,266.23

Sec. 7.08(a)(xxii)        Mortgage loans in bankruptcy proceedings
                                                Number of loans                                                                105
                                                Principal Balance of loans                                            9,339,507.49

                                                Number of Loans are 0-29 days delinquent                                        27
                                                Balance of Loans are 0-29 days delinquent                             2,034,126.15

                                                Number of Loans are 30-59 days delinquent                                        8
                                                Balance of Loans are 30-59 days delinquent                              527,998.95

                                                Number of Loans are 60-89 days delinquent                                        4
                                                Balance of Loans are 60-89 days delinquent                              237,206.06

                                                Number of Loans are 90-119 days delinquent                                      51
                                                Balance of Loans are 90-119 days delinquent                           5,144,045.38

                                                Number of Loans are 120-149 days delinquent                                     11
                                                Balance of Loans are 120-149 days delinquent                          1,056,899.21

                                                Number of Loans are 150-179 days delinquent                                      3
                                                Balance of Loans are 150-179 days delinquent                            243,646.29

                                                Number of Loans are 180 or more days delinquent                                  1
                                                Balance of Loans are 180 or more days delinquent                         95,585.45

Sec. 7.08(a)(xxiii)       Number and Balance of loans in foreclosure proceedings
                                                Number of Loans are 0-29 days delinquent                                         3
                                                Balance of Loans are 0-29 days delinquent                               137,920.23

                                                Number of Loans are 30-59 days delinquent                                        1
                                                Balance of Loans are 30-59 days delinquent                               71,859.61

                                                Number of Loans are 60-89 days delinquent                                       12
                                                Balance of Loans are 60-89 days delinquent                            1,196,853.00

                                                Number of Loans are 90-119 days delinquent                                      33
                                                Balance of Loans are 90-119 days delinquent                           3,028,391.65

                                                Number of Loans are 120-149 days delinquent                                     25
                                                Balance of Loans are 120-149 days delinquent                          2,414,209.46

                                                Number of Loans are 150-179 days delinquent                                     10
                                                Balance of Loans are 150-179 days delinquent                            972,388.87

                                                Number of Loans are 180 or more days delinquent                                 13
                                                Balance of Loans are 180 or more days delinquent                      1,110,643.41
Sec. 7.08(a)(xxiv)        Number and Balance of REO loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              149,734.41                  0.07 %

Sec. 7.08(a)(xxv)         Book Value of Mortgage loans acquired through foreclosure or grant of a deed                        0.00

Sec. 7.08(a)(xxvi)        Number of Mortgage loans                                                                           2,470

Sec. 7.08(a)(xxvii)       Aggregate amount from
                                                a. Curtailments                                                          74,686.64
                                                b. Voluntary Payoffs                                                  7,369,875.20
                                                c. Involuntary Payoffs                                                        0.00
                                                d. Mortgage Loans purchased from the Trust                                    0.00

Sec. 7.08(a)(xxviii)      Mortgage loans subject to loss mitigation*
                                                Number of loans                                                                  2
                                                Principal Balance of loans                                              105,506.11

Sec. 7.08(a)(xxix)        Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                Number of loans                                                                  0
                                                Principal Balance of loans                                                    0.00

Sec. 7.08(a)(xxx)         Amount of current Realized Losses*
                                                a. REO Property sold                                                          0.00
                                                b. short sale                                                                 0.00
                                                c. deed in lieu                                                               0.00
                                                d. no equity second mortgages                                                 0.00
                                                e. other                                                                      0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                a.Number of Loans Currently meeting payment plan                             26.00
                                                a.Balance of Loans Currently meeting payment plan                     2,016,775.79

                                                b.Number of Loans 1 to 2 payments behind payment plan                         7.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                1,149,399.19

                                                c.Number of Loans 2 to 3 payments behind payment plan                         3.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                  381,494.34

                                                d.Number of Loans greater than 3 payments behind payment plan                 2.00
                                                d.Balance of Loans greater than 3 payments behind payment plan          119,331.21

                                                e.Number of Loans greater than 4 payments behind payment plan                11.00
                                                e.Balance of Loans greater than 4 payments behind payment plan        1,150,271.45

                                                f.Number of Loans greater than 5 payments behind payment plan                 0.00
                                                f.Balance of Loans greater than 5 payments behind payment plan                0.00




                          Number and Pool Balance of Loans in Forbearance*
                                                a.Number of Loans Currently meeting payment plan                             13.00
                                                a.Balance of Loans Currently meeting payment plan                       831,291.98

                                                b.Number of Loans 1 to 2 payments behind payment plan                         7.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                  438,074.35

                                                c.Number of Loans 2 to 3 payments behind payment plan                         8.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                  678,643.13

                                                d.Number of Loans greater than 3 payments behind payment plan                 3.00
                                                d.Balance of Loans greater than 3 payments behind payment plan          176,252.92

                                                e.Number of Loans greater than 4 payments behind payment plan                13.00
                                                e.Balance of Loans greater than 4 payments behind payment plan        1,066,801.18

                                                f.Number of Loans greater than 5 payments behind payment plan                 3.00
                                                f.Balance of Loans greater than 5 payments behind payment plan          180,455.36

Sec. 7.08(a)(xxxii)       Stepdown Date                                                                              Not in effect

Sec. 7.08(a)(xxxiii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                Number of loans                                                                  0
                                                Principal Balance of loans                                                    0.00

                * Reported from Fairbanks only


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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